Washington Federal, Inc.
Fact Sheet
March 31, 2022
($ in Thousands)

					Exhibit 99.2

	As of 09/21		As of 12/21		As of 03/22
Allowance for Credit Losses (ACL) - Total	$198,800		$201,411		$201,384
ACL - Loans	171,300		171,411		171,384
ACL Unfunded Commitments	27,500		30,000		30,000
Total ACL as a % of Gross Loans	1.22%		1.18%		1.13%

	09/21 QTR	09/21 YTD	12/21 QTR	12/21 YTD	03/22 QTR	03/22 YTD
Loan Originations - Total	$2,191,652	$8,184,733	$2,134,338	$2,134,338	$2,227,505	$4,361,843
Multi-Family	389,224	821,426	196,266	196,266	224,179	420,445
Commercial Real Estate	264,238	673,117	304,580	304,580	173,381	477,961
Commercial & Industrial	519,270	2,509,512	772,536	772,536	642,243	1,414,779
Construction	503,156	2,178,260	385,447	385,447	686,847	1,072,294
Land - Acquisition & Development	44,695	124,871	34,085	34,085	20,731	54,816
Single-Family Residential	204,226	938,822	219,416	219,416	242,492	461,908
Construction - Custom	192,569	621,928	162,826	162,826	175,733	338,559
Land - Consumer Lot Loans	23,640	94,388	19,153	19,153	16,430	35,583
HELOC	42,008	130,988	33,275	33,275	38,410	71,685
Consumer	8,626	91,421	6,754	6,754	7,059	13,813

Purchased Loans (including acquisitions)	$75,724	$488,147	$402,819	$402,819	$109,664	$512,483

Net Loan Fee and Discount Accretion	$11,804	$48,079	$9,362	$9,362	$7,679	$17,041

Repayments
Loans	$1,686,825	$6,797,043	$1,833,099	$1,833,099	$1,544,408	$3,377,507
MBS	122,289	725,377	98,275	98,275	70,182	168,457

MBS Premium Amortization	$1,604	$9,892	$1,305	$1,305	$1,014	$2,319

Efficiency
Operating Expenses/Average Assets	1.75%	1.72%	1.81%	1.81%	1.75%	1.78%
Efficiency Ratio (%)	56.75%	58.77%	58.64%	58.64%	58.65%	58.65%
Amortization of Intangibles	$279	$1,387	$272	$272	$247	$519

EOP Numbers
Shares Issued and Outstanding	65,145,268		65,263,738		65,306,928

Share repurchase information
Remaining shares authorized for repurchase	3,817,118		3,733,004		3,728,320
Shares repurchased	4,333,690	10,810,113	84,114	84,114	4,684	88,798
Average share repurchase price	$32.44	$32.25	$35.34	$35.34	$34.65	$35.31

Washington Federal, Inc.
Fact Sheet
March 31, 2022
($ in Thousands)

Tangible Common Shareholders' Book Value	As of 09/21		As of 12/21		As of 03/22
$ Amount	$1,516,045		$1,539,379		$1,582,200
Per Share	23.27		23.59		24.23

# of Employees	2,082		2,114		2,138

Investments
Available-for-sale:
Agency MBS	$606,827		$540,344		$597,903
Other	1,531,432		1,405,795		1,311,702
	$2,138,259		$1,946,139		$1,909,605
Held-to-maturity:
Agency MBS	$366,025		$326,387		$301,221
	$366,025		$326,387		$301,221

	As of 09/21		As of 12/21		As of 03/22
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,291,477	14.1%	$2,298,155	13.5%	$2,392,810	13.5%
Commercial Real Estate	2,443,845	15.0	2,681,453	15.8	2,829,946	15.9
Commercial & Industrial	2,314,654	14.2	2,373,012	13.9	2,504,442	14.1
Construction	2,888,214	17.7	2,967,644	17.4	3,136,239	17.6
Land - Acquisition & Development	222,457	1.4	225,423	1.3	236,313	1.3
Single-Family Residential	4,951,627	30.4	5,295,837	31.1	5,442,535	30.6
Construction - Custom	783,221	4.8	787,862	4.6	836,314	4.7
Land - Consumer Lot Loans	149,956	0.9	151,297	0.9	154,976	0.9
HELOC	165,989	1.0	166,601	1.0	174,367	1.0
Consumer	87,892	0.5	77,681	0.5	67,511	0.4
	16,299,332	100%	17,024,965	100%	17,775,453	100%
Less:
Allowance for Credit Losses (ACL)	171,300		171,411		171,384
Loans in Process	2,232,836		2,207,880		2,440,430
Net Deferred Fees, Costs and Discounts	61,626		53,472		68,713
Sub-Total	2,465,762		2,432,763		2,680,527
	$13,833,570		$14,592,202		$15,094,926

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Multi-Family	$2,256,740	16.3%	$2,262,222	15.5%	$2,363,194	15.7%
Commercial Real Estate	2,405,895	17.4	2,641,448	18.1	2,783,947	18.4
Commercial & Industrial	2,257,970	16.3	2,318,257	15.9	2,443,105	16.2
Construction	1,091,642	7.9	1,210,353	8.3	1,189,395	7.9
Land - Acquisition & Development	178,969	1.3	187,957	1.3	197,375	1.3
Single-Family Residential	4,906,087	35.5	5,256,453	36.0	5,389,654	35.7
Construction - Custom	342,845	2.5	329,864	2.3	340,984	2.3
Land - Consumer Lot Loans	143,595	1.0	144,861	1.0	148,444	1.0
HELOC	164,550	1.2	165,424	1.1	173,454	1.1
Consumer	85,277	0.6	75,363	0.5	65,374	0.4
	$13,833,570	100%	$14,592,202	100%	$15,094,926	100%

Washington Federal, Inc.
Fact Sheet
March 31, 2022
($ in Thousands)

	As of 09/21		As of 12/21		As of 03/22
Loans by State	AMOUNT	%	AMOUNT	%	AMOUNT	%
Washington	$5,021,238	35.9%	$5,392,355	36.5%	$5,316,627	34.8%
Idaho	701,856	5.0	722,642	4.9	756,662	5.0
Oregon	2,253,192	16.1	2,209,674	15.0	2,261,328	14.8
Utah	1,128,803	8.1	1,167,328	7.9	1,324,307	8.7
Nevada	556,433	4.0	552,049	3.7	587,905	3.8
Texas	1,408,322	10.1	1,728,348	11.7	1,757,484	11.5
Arizona	1,671,808	11.9	1,769,072	12.0	1,933,569	12.7
New Mexico	656,493	4.7	653,267	4.4	676,837	4.4
Other	606,725	4.3	568,878	3.9	651,591	4.3
Total	$14,004,870	100%	$14,763,613	100%	$15,266,310	100%

Non-Performing Assets	AMOUNT	%	AMOUNT	%	AMOUNT	%
Non-accrual loans:
Multi-Family	$475	1.5%	$—	—%	$—	—%
Commercial Real Estate	8,038	25.3	7,565	16.8	6,412	19.1
Commercial & Industrial	365	1.1	15,349	34.2	4,789	14.2
Construction	505	1.6	611	1.4	343	1.0
Land - Acquisition & Development	2,340	7.4	2,340	5.2	2,340	7.0
Single-Family Residential	19,320	60.9	17,751	39.5	18,612	55.3
Construction - Custom	—	—	465	1.0	465	1.4
Land - Consumer Lot Loans	359	1.1	544	1.2	310	0.9
HELOC	287	0.9	276	0.6	329	1.0
Consumer	60	0.2	58	0.1	39	0.1
Total non-accrual loans	31,749	100%	44,959	100%	33,639	100%
Real Estate Owned	8,204		5,737		9,509
Other Property Owned	3,672		4,094		4,095
Total non-performing assets	$43,625		$54,790		$47,243

Non-accrual loans as % of total net loans	0.23%		0.31%		0.22%
Non-performing assets as % of total assets	0.22%		0.27%		0.23%

Net Charge-offs (Recoveries) by Category	AMOUNT	CO % (a)	AMOUNT	CO % (a)	AMOUNT	CO % (a)
Multi-Family	$—	—%	$—	—%	$—	—%
Commercial Real Estate	(58)	(0.01)	485	0.07	(753)	(0.11)
Commercial & Industrial	(18)	—	(19)	—	871	0.14
Construction	—	—	(2,000)	(0.27)	(179)	(0.02)
Land - Acquisition & Development	(166)	(0.30)	(18)	(0.03)	(20)	(0.03)
Single-Family Residential	(426)	(0.03)	(405)	(0.03)	(147)	(0.01)
Construction - Custom	—	—	—	—	—	—
Land - Consumer Lot Loans	(147)	(0.39)	22	0.06	(40)	(0.10)
HELOC	(1)	—	(1)	—	(100)	(0.23)
Consumer	(200)	(0.91)	(175)	(0.90)	(105)	(0.62)
Total net charge-offs (recoveries)	$(1,016)	(0.02)%	$(2,111)	(0.05)%	$(473)	(0.01)%
(a) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Washington Federal, Inc.
Fact Sheet
March 31, 2022
($ in Thousands)

	As of 09/21			As of 12/21			As of 03/22
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$6,742,208	43.4%	77	$6,891,632	43.4%	77	$7,067,961	43.1%	76
Idaho	1,067,834	6.9	22	1,097,962	6.9	22	1,122,007	6.8	22
Oregon	3,006,222	19.3	39	3,034,176	19.1	39	3,030,152	18.5	36
Utah	1,027,317	6.6	9	891,221	5.6	9	987,788	6.0	9
Nevada	522,988	3.4	11	541,184	3.4	11	539,805	3.3	10
Texas	330,907	2.1	6	498,477	3.1	6	622,118	3.8	6
Arizona	1,551,671	10.0	30	1,635,767	10.3	30	1,700,408	10.4	30
New Mexico	1,292,965	8.3	25	1,311,627	8.2	25	1,320,409	8.1	25
Total	$15,542,112	100%	219	$15,902,046	100%	219	$16,390,648	100%	214

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-Interest Checking	$3,122,397	20.1%		$3,279,841	20.6%		$3,251,603	19.8%
Interest Checking	3,566,322	22.9		3,688,823	23.2		3,897,185	23.8
Savings	1,039,336	6.7		1,043,002	6.6		1,078,147	6.6
Money Market	4,379,970	28.2		4,538,396	28.5		4,912,671	30.0
Time Deposits	3,434,087	22.1		3,351,984	21.1		3,251,042	19.8
Total	$15,542,112	100%		$15,902,046	100%		$16,390,648	100%

Deposits greater than $250,000 - EOP	$7,198,111			$7,551,781			$7,914,122

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$1,018,230	0.33%		$802,888	0.43%		$530,189	0.45%
From 4 to 6 months	819,906	0.43%		523,979	0.47%		830,454	0.43%
From 7 to 9 months	266,274	0.75%		619,677	0.52%		722,437	0.45%
From 10 to 12 months	604,528	0.53%		727,496	0.45%		591,916	0.41%

FHLB Advances (Effective Maturity)	Amount	Rate		Amount	Rate		Amount	Rate
Within 1 year	$320,000	2.08%		$320,000	2.08%		$320,000	2.08%
1 to 3 years	500,000	2.15%		500,000	2.16%		500,000	2.16%
3 to 5 years	100,000	1.85%		100,000	1.85%		100,000	1.82%
More than 5 years	800,000	0.84%		800,000	0.80%		800,000	0.93%
Total	$1,720,000			$1,720,000			$1,720,000

Interest Rate Risk
NPV post 200 bps shock (b)		15.2%			14.9%			10.9%
Change in NII after 200 bps shock (b)		9.7%			8.4%			6.0%
(b) Assumes no balance sheet management actions taken.

Washington Federal, Inc.
Fact Sheet
March 31, 2022
($ in Thousands)

Historical CPR Rates (c)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

3/31/2020	19.8%	19.7%
6/30/2020	28.1%	30.3%
9/30/2020	31.2%	42.8%
12/31/2020	35.9%	47.2%
3/31/2021	36.0%	44.1%
6/30/2021	31.8%	42.7%
9/30/2021	28.4%	38.3%
12/31/2021	25.0%	35.3%
3/31/2022	18.4%	28.6%

(c) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
March 31, 2022
Average Balance Sheet
($ in Thousands)

	Quarter Ended
	September 30, 2021			December 31, 2021			March 31, 2022
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$13,834,028	$137,039	3.93%	$14,297,907	$138,509	3.84%	$14,869,733	$139,260	3.80%
Mortgage-backed securities	1,042,205	5,293	2.01	925,028	4,792	2.06	852,134	4,659	2.22
Cash & investments	3,356,356	5,954	0.70	3,207,877	5,783	0.72	3,085,239	5,757	0.76
FHLB & FRB Stock	108,522	1,300	4.75	102,863	1,356	5.23	89,002	1,162	5.29

Total interest-earning assets	18,341,111	149,586	3.24%	18,533,675	150,440	3.22%	18,896,108	150,838	3.24%
Other assets	1,276,809			1,272,163			1,284,929
Total assets	$19,617,920			$19,805,838			$20,181,037

Liabilities and Shareholders' Equity
Interest-bearing customer accounts	$12,332,558	8,568	0.28%	$12,530,492	8,461	0.27%	$12,882,885	8,225	0.26%
FHLB advances	1,862,174	9,062	1.93	1,720,000	7,843	1.81	1,720,000	7,525	1.77

Total interest-bearing liabilities	14,194,732	17,630	0.49%	14,250,492	16,304	0.45%	14,602,885	15,750	0.44%
Noninterest-bearing customer accounts	2,990,110			3,188,223			3,198,052
Other liabilities	251,354			223,421			214,851
Total liabilities	17,436,196			17,662,136			18,015,788
Stockholders’ equity	2,181,724			2,143,702			2,165,249
Total liabilities and equity	$19,617,920			$19,805,838			$20,181,037

Net interest income/interest rate spread		$131,956	2.74%		$134,136	2.77%		$135,088	2.80%

Net interest margin (1)			2.88%			2.87%			2.90%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
March 31, 2022
Delinquency Summary
($ in Thousands)

TYPE OF LOANS				# OF LOANS				% based		% based
	#LOANS	AVG Size	LOANS AMORTIZED COST	30	60	90	Total	on #	$ Delinquent	on $
March 31, 2022
Multi-Family	1,136	2,093	$2,377,657	1	—	—	1	0.09%	$310	0.01%
Commercial Real Estate	1,180	2,380	2,808,628	4	—	5	9	0.76	3,902	0.14
Commercial & Industrial (1)	2,961	843	2,497,008	21	6	63	90	3.04	15,545	0.62
Construction	659	1,839	1,212,103	—	—	—	—	—	—	—
Land - Acquisition & Development	139	1,518	211,061	—	—	1	1	0.72	2,340	1.11
Single-Family Residential	18,796	288	5,418,645	29	18	67	114	0.61	21,264	0.39
Construction - Custom	1,174	293	344,113	1	—	1	2	0.17	900	0.26
Land - Consumer Lot Loans	1,321	116	153,549	2	1	5	8	0.61	377	0.25
HELOC	3,520	50	175,929	5	1	7	13	0.37	672	0.38
Consumer	2,201	31	67,617	9	3	7	19	0.86	96	0.14
	33,087	461	$15,266,310	72	29	156	257	0.78%	$45,406	0.30%

December 31, 2021
Multi-Family	1,120	2,034	$2,278,216	—	—	—	—	—%	$—	—%
Commercial Real Estate	1,072	2,488	2,667,170	3	—	6	9	0.84	3,729	0.14
Commercial & Industrial	3,753	630	2,365,487	32	42	208	282	7.51	17,402	0.74
Construction	680	1,816	1,235,119	—	—	—	—	—	—	—
Land - Acquisition & Development	114	1,773	202,081	—	—	1	1	0.88	2,340	1.16
Single-Family Residential	18,711	283	5,286,559	35	7	63	105	0.56	20,416	0.39
Construction - Custom	1,175	284	333,583	—	—	1	1	0.09	465	0.14
Land - Consumer Lot Loans	1,312	114	149,845	1	1	6	8	0.61	652	0.44
HELOC	3,403	49	167,789	6		7	13	0.38	516	0.31
Consumer	2,308	34	77,764	16	7	12	35	1.52	234	0.30
	33,648	439	$14,763,613	93	57	304	454	1.35%	$45,754	0.31%

September 30, 2021
Multi-Family	1,137	2,000	$2,273,689	—	—	1	1	0.09%	$475	0.02%
Commercial Real Estate	1,028	2,363	2,429,332	2	2	2	6	0.58	1,318	0.05
Commercial & Industrial	4,684	492	2,303,927	—	1	8	9	0.19	322	0.01
Construction	667	1,675	1,117,227	—	—	1	1	0.15	41	—
Land - Acquisition & Development	110	1,749	192,416	—	—	1	1	0.91	2,340	1.22
Single-Family Residential	19,003	260	4,937,064	25	12	87	124	0.65	21,315	0.43
Construction - Custom	1,239	281	347,752	—	—	—	—	—	—	—
Land - Consumer Lot Loans	1,328	112	148,534	2	3	3	8	0.60	582	0.39
HELOC	3,345	50	166,940	2	—	7	9	0.27	313	0.19
Consumer	2,408	37	87,989	14	3	16	33	1.37	262	0.30
	34,949	401	$14,004,870	45	21	126	192	0.55%	$26,968	0.19%

(1) Includes 859 SBA PPP loans with a balance of $109,746.